UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2024
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DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
110 SW 4th Street			97526
Grants Pass,	Oregon
(Address of principal executive offices)			(Zip Code)
(541) 955-4700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On January 8, 2024, Dutch Bros Inc., a Delaware corporation (the “Company”) announced its new shop openings for the fourth quarter and full year ended December 31, 2023, and its preliminary outlook for new shop openings for the full year ending December 31, 2024. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 8, 2024, the Company announced planned senior leadership changes.

Joshua Guenser will join the Company as Incoming Chief Financial Officer on or about February 19, 2024 in concert with Charley Jemley’s planned departure from his current role as Chief Financial Officer. Mr. Jemley will remain Chief Financial Officer through the public release of the Company’s quarterly results for the quarter ending March 31, 2024, after which the Company anticipates that, subject to his appointment by the Company’s Board of Directors (the “Board”), Mr. Guenser will succeed Mr. Jemley to serve as Chief Financial Officer, and Mr. Jemley will transition to an advisor of the Company.

Sumitro Ghosh will join the Company as Incoming President of Operations on or about January 15, 2023 in concert with Brian Maxwell’s planned change from his current role as Chief Operating Officer to Vice Chairman. Mr. Maxwell will remain Chief Operating Officer through a transitional period, anticipated to be approximately 3-5 months, after which the Company anticipates that, subject to each of their respective appointments by the Board, Mr. Ghosh will transition to serve as President of Operations, and Mr. Maxwell will transition to serve as Vice Chairman, following which the Company plans to eliminate the role of Chief Operating Officer.

A copy of the press release issued in connection with this announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
The information included in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by Dutch Bros Inc. on January 8, 2024
104	Cover Page with Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	January 8, 2024	By:	/s/ Charles L. Jemley
Charles L. Jemley
Chief Financial Officer